EXHIBIT E

                               CUSTODIAL AGREEMENT

      THIS CUSTODIAL AGREEMENT (this "Agreement") is made as of April 6, 2005, by and among TNX Television Holdings, Inc., a Delaware corporation with an address at Presidential Place, 800 S. Ocean Blvd, L1, Boca Raton Fla. 33432 (the "Company"), the purchasers signatory hereto (each individually, a "Purchaser," and collectively, the "Purchasers"), and Feldman Weinstein LLP, as custodial agent for and for the benefit of the Purchasers, with an address at 420 Lexington Avenue, Suite 2620, New York, New York 10170 (the "Custodian"). Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement referred to in the first recital.

                              W I T N E S S E T H:

      WHEREAS, the Company and each Purchaser has entered into the Securities Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which the Purchasers are purchasing the Company's Secured Convertible Debentures due two years after their date of issuance (collectively, the "Debentures") and Warrants; and

      WHEREAS, in order to induce the Purchasers to enter into the Purchase Agreement and to purchase the Debentures, and as a condition precedent thereto, the Company has agreed to secure the payment and performance of its obligations under the Purchase Agreement, the Debentures, this Agreement and the other Transaction Documents by granting to the Purchasers a first priority security interest in certain of the cash proceeds from the sale of the Debentures; and

      WHEREAS, the Company and the Purchasers have requested that the Custodian hold 30% of the gross cash proceeds from the sale of the Debentures for the benefit of the Purchasers, as secured parties, in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Closing.

            (a) Upon the Custodian's receipt from the Purchasers of, in the aggregate, up to $5,000,000 (the "Aggregate Purchase Price") into its custodial account, together with each Purchaser's executed counterparts of this Agreement, the Purchase Agreement, the Security Agreement, the Registration Rights Agreement and, if applicable, the Series A Preferred Stock, the certificates evidencing the Series A-1 Preferred Stock, the Custodian shall telephonically advise the Company, or the Company's designated attorney or agent, of its receipt of such funds and such documents.


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            (b) Wire transfers to the Custodian shall be made as follows:

                        STERLING NATIONAL BANK
                        622 3RD AVENUE
                        NEW YORK, NY 10017
                        ACCOUNT NAME:  FELDMAN WEINSTEIN LLP
                        ABA ROUTING NO: 026007773
                        ACCT NO: 0814180101
                        REMARK: TNXT/[FUND NAME]

            (c) The Company, upon receipt of the telephonic notice described in
      Section 1(a) above, shall deliver to the Custodian the certificates representing the Debentures and the Warrants to be issued to each Purchaser at the Closing together with:

                  (i) a counterpart of the Registration Rights Agreement, duly executed by the Company;

                  (ii) the executed legal opinion of Company Counsel;

                  (iii) a counterpart of the Purchase Agreement, duly executed by the Company;

                  (iv) a counterpart of this Agreement, duly executed by the
            Company;

                  (v) a counterpart of the Security Agreement, along with all
            Security Documents;

                  (vi) if applicable, a warrant(s) issued to First Montauk
            Securities Corp. ("First Montauk") and/or its designees to purchase up to a number of shares of Common Stock equal to 10% of the number of shares of Common Stock issuable upon conversion of the Debentures that are issued to the Purchasers who were introduced to the Company by First Montauk, as set forth on Schedule 1.1(e) attached hereto, with an exercise price of $0.75, subject to adjustment therein, and otherwise in the form of the Warrants ("First Montauk Warrants");

                  (vii) a warrant(s) issued to T.R. Winston & Company, LLC
            ("T.R. Winston") and/or its designees to purchase up to a number of shares of Common Stock equal to 10% of the number of shares of Common Stock issuable upon conversion of the Debentures purchased by Bristol Investment Fund, Ltd. ("Bristol"), as set forth on Schedule 1.1(e) attached hereto, with an exercise price of $0.75, subject to adjustment therein, and otherwise in the form of the Warrants ("T.R. Winston Warrants" and collectively with the First Montauk Warrants and the vFinance Warrants, the "Placement Agent Warrants");

                  (viii)a certificate evidencing a number of shares of Common
            Stock equal to 5% of the Aggregate Purchase Price, as set forth on
            Schedule 1.1(e) attached hereto, divided by the closing bid price on the Trading Day immediately prior to the date of the Purchase Agreement, registered in the name of such placement Agent (the "Placement Agent Shares"); and


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

                  (ix) if applicable, a Secretary's Certificate, as required pursuant to Section 4.17 of the Purchase Agreement.

            (d) In the event that the foregoing items have not been delivered to the Custodian by the Company within five (5) Trading Days after the Custodian has received all of the Subscription Amounts (net of any permitted deductions pursuant to the Purchase Agreement), then each Purchaser shall have an independent and separate right to demand and receive the return of its Subscription Amount.

            (e) Once the Custodian receives all of the items required to be delivered hereunder, it shall wire the gross proceeds raised pursuant to the Purchase Agreement per the written instructions of the Company less
      (i) the balance of 30% of the Aggregate Gross Purchase Price (the "Secured Proceeds") which shall be initially transferred into a separate non-interest bearing Custodial Account of the Custodian (the "Custodial Account"), (ii) 5% of the Aggregate Purchase Price of all Purchasers to the Persons and in the amounts set forth on Schedule 1.1(e) attached hereto, (iii) $10,000 to the Custodian for payment of legal fees and expenses and (iv) 5% of the Subscription Amount purchased by Bristol. Thereafter, the Custodial Account shall be maintained by the Custodian in accordance with the terms of this Agreement and shall, if possible, be invested in an interest-bearing government securities or commercial money market fund made available by the Custodian's bank or as otherwise directed in a writing executed by the Company and each Purchaser. The Custodian, by its execution and delivery of this Agreement, hereby agrees to accept receipt of the Secured Proceeds and to hold such proceeds for the benefit of the Purchasers, as secured parties.

            (f) Within five (5) Trading Days after transferring the Secured Proceeds into the Custodial Account, the Custodian shall then arrange to have originals or counterpart originals of the Purchase Agreement, the Warrants, the Placement Agent Warrants (as applicable), the Debentures, the Registration Rights Agreement, the Security Agreement and the Security Documents, this Agreement, the Placement Agent Shares (as applicable) and the opinion of counsel delivered to the appropriate parties.

            (g) The Custodian shall hold the Secured Proceeds in the Custodial Account, for the benefit of each Purchaser, and not release such proceeds except as provided herein. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, AS TO ANY PURCHASER, THE CUSTODIAN SHALL ONLY RELEASE FUNDS TO THE COMPANY OR A PURCHASER UNDER THIS AGREEMENT TO THE EXTENT ALL SUCH RELEASES ON ACCOUNT OF SUCH PURCHASER, IN THE AGGREGATE, DO NOT EXCEED 30% OF THE ORIGINAL PRINCIPAL AMOUNT OF DEBENTURES PURCHASED BY SUCH PURCHASER PURSUANT TO THE PURCHASE AGREEMENT.

      2. Release of Secured Proceeds.


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            (a) Release Upon CVA Effective Date. Upon (a) the conclusion by TNCI
      UK Ltd. (the "Subsidiary") of a Company Voluntary Arrangement with its creditors under Part I of the Insolvency Act 1986, (b) the concurrent discharge of the administration order under the Insolvency Act 1986 to which Subsidiary is subject, (c) the approval by the boards of directors of each of Subsidiary and the Company of resolutions in form and substance satisfactory to a majority in interest of the Purchasers authorizing Subsidiary to become jointly and severally obligated with the Company for the loan of Secured Proceeds and to give security therefor, and (d) the creation by Subsidiary in favor and for the benefit of the Purchasers of
      (i) a first legal mortgage of all of Subsidiary's freehold and leasehold property and of all of Subsidiary's shares, bonds or other securities and investments, (ii) a first fixed charge of all of Subsidiary's plant and machinery, accounts, agreements, instruments, insurance, intellectual property and other assets, and (iii) a first floating charge of all of Subsidiary's assets not at any time otherwise effectively mortgaged, charged or assigned by way of fixed mortgage, charge or assignment in favor of the Purchasers, such security to be in form and substance satisfactory to a majority in interest of the Purchasers (the date on which all of the foregoing actions shall have been completed and not revoked or rescinded to be referred to as the "CVA Effective Date"), the Company shall provide each Purchaser with evidence of the occurrence of the CVA Effective Date, which evidence shall be satisfactory in form and substance to Purchasers of a majority in interest of the outstanding Principal Amount of Debentures ("Purchaser Majority"), wherefrom such Purchaser Majority and the Company shall promptly thereafter execute a joint certificate to the Custodian certifying that the CVA Effective Date has occurred (a "CVA Certificate", such release upon the CVA Effective
      Date shall be a "CVA Release" and such date of a CVA Release shall be the "CVA Release Date"). Promptly after its receipt of a CVA Certificate, the Custodian shall release all of the Secured Proceeds to the account specified in the written instructions of the Company, net of actual legal fees and expenses incurred by the Purchasers in connection with the lien granted to the Purchasers by the Subsidiary in all of the assets of the Subsidiary.

            (b) Release Upon Conversion of Debentures. Upon the conversion by any Purchaser of all or part of the principal amount of the Debenture(s) held by such Purchaser in excess of such Purchaser's Pro Rata Fraction of the sum of $_______________(1) (the "Pro Rata Fraction" is defined as the Principal Amount of the Purchaser divided by the aggregate Principal Amount that all of the Purchasers paid for in cash at the Closing) (the "Converted Principal Amount"), such Purchaser and the Company shall promptly thereafter execute a joint certificate to the Custodian certifying that such Converted Principal Amount has been converted by the Purchaser (a "Conversion Certificate", such release upon Conversion shall be a "Conversion Release" and such date of a Conversion Release shall be the "Conversion Release Date"). Promptly after its receipt of a Conversion Certificate, the Custodian shall release out of the Secured Proceeds, subject to the limitation set forth in Section 1(g), to the account specified in the written instructions of the Company, an amount equal to the Converted Principal Amount.

----------
(1)   75% of the aggregate Subscription Amounts.


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

            (c) Release Upon Consent of Purchasers. Upon receipt by the Company of written consent of each Purchaser to release any portion of the Secured Proceeds, the Company and each Purchaser shall execute and deliver to the Custodian a joint certificate (each, a "Consent Certificate" such release upon consent shall be a "Consent Release" and such date of a Consent Release shall be the "Consent Release Date") certifying that consent to release such Secured Proceeds has been obtained, which Consent Certificate shall include the amount of the Secured Proceeds to be released, representations from each Purchaser as to the outstanding Principal Amount of the Debentures held by it at the time such consent was obtained, and a representation by the Company's chief financial officer as to the aggregate Principal Amount of the Debentures outstanding at the time consent was obtained. Any Purchaser may consent or withhold consent to any such release of any of the Secured Proceeds in its sole and absolute discretion. Upon receipt of the Consent Certificate, the Custodian shall release, to the account of the Company designated in the Consent Certificate, subject to Section 1(g), the portion of the Secured Proceeds specified in the Consent Certificate. If less than all of the Secured Proceeds are released, the remaining amount, for purposes of calculating each Purchaser's rights hereunder, shall be re-allocated according to such Purchaser's Pro Rata Portion.

            (d) Release Upon an Event of Default. At any time after the occurrence of an Event of Default, any Purchaser may, at its option, deliver a certificate to the Custodian and the Company specifying the nature of the Event of Default. If, within ten days after its receipt of such certificate, the Custodian shall not have received written notice from the Company that it disputes the occurrence of such Event of Default, then the Custodian shall release to such Purchaser's Portion of the Secured Proceeds remaining in the Custodial Account, subject to Section 1(g). In the event that the Company does deliver a timely notice to the Custodian and each Purchaser that it disputes such determination, then such dispute shall be resolved between the Company and the Purchaser by arbitration conducted as follows: the arbitration shall be conducted in New York, New York, before an arbitration panel of three arbitrators, one of whom shall be selected by the Purchaser, one of whom shall be selected by the Company, with the remaining arbitrator to be agreed upon by the first two. The arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. Any arbitration decision or award shall be final and conclusive as to the parties to this Agreement and their successors and assigns; judgment upon such decision or award may be entered in any competent court. In the event that the arbitration shall be decided in favor of the applicable Purchaser, then upon delivery of a written copy of such decision by the Purchaser to the Custodian, the Custodian shall promptly release the Purchaser's remaining Secured Proceeds to the Purchaser, subject to Section 1(g).

            (e) Release Upon Forced Conversion. Upon written notice by the Company and any Purchaser to the Custodian that the Company has properly forced conversion of the Debentures, pursuant to Section 6 of the Debentures, then, such Purchaser and the Company shall promptly thereafter execute a joint certificate to the Custodian certifying that such amount under the Forced Conversion (as defined in the Debenture) has been converted (a "Forced Conversion Certificate", such release upon a Forced Conversion shall be a "Forced Conversion Release" and such date of a Forced Conversion Release shall be the "Forced Conversion Release Date");


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

      provided, however, if such Purchaser does not execute a Forced Conversion Certificate to the Custodian or does not object to the Company and the Custodian to the execution of such Forced Conversion Certificate within 5 Trading Days after written and confirmed notice to such Purchaser from the Company of such request for release pursuant to this Section 2(e), then such Purchaser shall be deemed to have consented to such release. Promptly after its receipt of a Forced Conversion Certificate, the Custodian shall release the Secured Proceeds to the account specified in the written instructions of the Company, in an amount equal to the ratio that the amount of principal amount of Debentures subject to the Forced Conversion bears to the outstanding principal amount of the Debentures.

            (f) Procedure for Release. In the event that any CVA Release Date, Conversion Release Date, Consent Release, release upon an Event of Default or Forced Conversion Release (collectively, the "Release" and, the date of such Release, the "Release Date") is not a Business Day (as defined herein), then such Release shall be deemed to be the next Business Day. "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York. In the event that any of the Secured Proceeds shall have been paid in whole or in part on or prior to the applicable Release Date, the Company shall provide immediate telephonic notice thereof to the Purchasers and to the Custodian, promptly followed by written confirmation to such parties, and the amount requested pursuant to such Release shall be reduced by the aggregate amount of payments received by the Company in satisfaction of such Release.

      3. Security Agreement.

            (a) The Company hereby unconditionally and irrevocably grants to the Purchasers, to secure the payment and performance in full when due of all of the Obligations (as defined in the Security Agreement), a continuing first priority security interest in, and so pledges and assigns to the Purchasers all of, the Secured Proceeds and any interest that accrues thereon ("Collateral"). Such security interest is set forth in the Security Agreement. The security interest in the Secured Proceeds shall terminate upon the release of all of the Secured Proceeds from the Custodial Account, it being understood however that the Company's obligations under the Debentures shall remain in full force and effect.

            (b) Further Assurances. The Company agrees that at any time and from time to time, at the expense of the Company, the Company shall promptly execute and deliver all further instruments, documents and/or control agreements and take all further action, that may be necessary or desirable, or that the Purchasers may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable any Purchaser to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

            (c) Rights and Remedies. At any time after the occurrence of an Event of Default, and without any other notice to or demand upon the Company, the Purchasers shall have, in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code in effect from time to time in the State of New York (the "UCC") and any additional rights and remedies which may be provided to a secured party in any applicable jurisdiction.


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

            (d) Power of Attorney. The Company hereby irrevocably constitutes and appoints the Purchasers, and each of them, and any officer, partner, member or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the name, place and stead of the Company or in their own names, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, at any time after the occurrence of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Purchasers were the absolute owners thereof for all purposes, and to do, at the Company's expense, at any time or from time to time, all acts and things which the Purchasers deem necessary or useful to protect, preserve or realize upon the Collateral and the security interest of the Purchasers therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Company might do.

            (e) Marshalling. All rights and remedies of the Purchasers hereunder and in respect of the Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of assets which might cause a delay in or impede the enforcement of the rights and remedies of the Purchasers under this Agreement, the Debentures, the other Transaction Documents or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such law.

            (f) No Waiver, etc. The Purchasers shall not be deemed to have waived any of their rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Purchasers. No delay or omission on the part of the Purchasers in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Purchasers with respect to the Obligations or the Collateral, whether evidenced hereby or by any other document or instrument, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Purchasers deem expedient.


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

            (g) Certain Defined Terms. Terms used in this Section 3 but not otherwise defined in this Agreement that are defined in the UCC (as such term is hereinafter defined) shall have the respective meanings given such terms therein; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, then such term shall have the meaning specified in Article 9. "UCC" means the Uniform Commercial Code in effect from time to time in the State of New York.

      4. Conditions to Custodian's Duties. The acceptance by the Custodian of its duties as such under this Agreement is subject to the following terms and conditions, which all of the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Custodian:

            (a) The Custodian is not a party to, nor is it bound by, any other agreement by which the other parties hereto may be bound (whether or not it has knowledge of such), other than as expressly herein set forth.

            (b) The Custodian shall be protected in acting upon any written notice, request, waiver, consent, receipt or other document which the Custodian, in good faith, believes to be genuine and what it purports to be. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act. If the Custodian reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

            (c) The Custodian shall be indemnified and held harmless by the Company and the Purchasers, jointly and severally, from and against any and all loss, expense, fees (including attorneys' fees) and damages that may be incurred by the Custodian as a result of its agreeing to act in such capacity and its performance of this Agreement. The Custodian shall not be obligated to any party for any error in judgment or for any act done or steps taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except as a result of its own gross negligence or willful misconduct. This indemnity includes the costs of enforcing the indemnification (including attorneys' fees).

            (d) The Custodian may consult with or retain legal counsel in connection with any dispute or question as to the construction of any of the provisions hereof or with regard to its duties and shall be held harmless and protected by the Company and the Purchasers in acting in good faith in accordance with the instructions of such counsel. Such counsel's fees and expenses shall be paid as set forth in Section 4(f) hereof. The Custodian may represent itself at its usual rates.

            (e) The Custodian shall not be responsible or liable for the default or misconduct of its agents, attorneys or employees, if they are selected with reasonable care.


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            (f) The Company will pay the Custodian's fees (at the Custodian's customary hourly rate for legal services) and out-of-pocket disbursements for time spent in performing its duties under this Agreement, and if any of Custodian's invoices are not paid in full within 30 days, the Custodian is directed to pay itself directly from the Custodial Account; provided that if fees are taken directly from the Custodial Account by the Custodian, the Purchasers shall have no claim against the Custodian for such funds but shall have a claim against the Company for reimbursement. The Company shall promptly replenish any funds that are disbursed to the Custodian from the Custodial Account.

            (g) The Custodian shall have no obligation to seek to maximize the rate of interest on the Secured Proceeds, and shall be without liability to any person in respect thereof.

            (h) No modification of this Agreement shall, without the consent of the Custodian and all other parties hereto, modify the provisions of this Agreement relating to the duties, obligations or rights of the Custodian. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

      5. Conflict with Respect to Collateral.

                  (a) In the event that the Custodian at any time receives or becomes aware of conflicting demands or claims with respect to the Collateral, this Agreement or its duties hereunder, the Custodian shall have the right to discontinue and refrain from any and all activities on its part under this Agreement or in connection herewith until such conflict is resolved to its satisfaction.

                  (b) The Custodian shall have the further right to commence or defend any action or proceedings for the determination of such conflict. The Company and the Purchasers jointly and severally agree to pay all costs, damages, judgments and expenses, including reasonable attorneys' fees, suffered or incurred by the Custodian in connection with or arising out of this Agreement and the transactions described herein in the event of bona fide conflicting claims or demands, including, but without limiting the generality of the foregoing, a suit in interpleader brought by the Custodian. In the event that the Custodian files a suit in interpleader, it shall thereupon be fully released and discharged from all further obligations to perform any and all duties or obligations imposed upon it by this Agreement (except it may not release the Collateral except as designated by the court).

      6. Acknowledgement. All parties hereto agree that the Custodian is counsel for Bristol Investment Fund, Ltd. ("Bristol") and shall be entitled to represent Bristol with respect to the Purchase Agreement and the transactions contemplated thereunder; and the Company and each other Purchaser hereby waives any right or claim to object to such legal representation by Custodian of Bristol in connection with this transaction.

      7. Resignation of Custodian. The Custodian may at any time resign hereunder by giving written notice of its resignation to the Company and the Purchasers, at least ten (10) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by the Custodian hereunder shall be delivered by it to such


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

Person as may be designated by the Company and the Purchasers, in writing, whereupon all the Custodian's obligations hereunder shall cease and terminate. If no such Person shall have been designated by such date, all obligations of the Custodian hereunder shall, nevertheless, cease and terminate. The Custodian's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a Person designated by the parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, or to file a suit in interpleader as provided in Section 5 above.

      8. Interest on Secured Proceeds. The Custodian shall owe no duty and have no obligation whatsoever to the Company or the Purchasers to obtain or maintain any level of interest on the Secured Proceeds.

      9. Successors and Assigns. The Purchasers may assign their rights hereunder in connection with the transfer of Debentures. The Company may not assign its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and permitted assigns.

      10. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PARTIES AGREE AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING HEREUNDER, AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED (WHICH SHALL CONSTITUTE "PERSONAL SERVICE"). THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      11. Amendment. No provision of this Agreement may be amended or waived without the prior written consent of the Company and all the Purchasers; provided, however, that any provision relating to the duties, obligations and rights of the Custodian shall in addition require the approval of the Custodian, as provided in Section 4 above.

      12. Notices. All notices or other communications between the parties contemplated under, or relating to, this Agreement shall be in writing, shall be signed by each person giving such notice or communication, and shall be delivered by hand, reputable overnight courier or by certified mail, return receipt requested, to the parties at their respective addresses set forth above or to such other address as to which the sending party has received written notice in accordance with this Section 12.


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

      IN WITNESS WHEREOF, the parties hereto have duly executed this Custodial Agreement as of the day and year first above written.


TNX TELEVISION HOLDINGS, INC.


By:__________________________________________
     Name:
     Title:

CUSTODIAN:

FELDMAN WEINSTEIN LLP


By:__________________________________________
     Name:
     Title:


                   [PURCHASERS' SIGNATURE PAGES TO FOLLOW]


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

           [PURCHASER'S SIGNATURE PAGE TO TNXT CUSTODIAL AGREEMENT]


Name of Investing Entity:__________________________

Signature of Authorized Signatory of Investing Entity:__________________________

Name of Authorized Signatory:_________________________

Title of Authorized Signatory:__________________________

              [ADDITIONAL PURCHASERS' SIGNATURE PAGES TO FOLLOW]


                                       12